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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 22, 2006


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                          Commission File No.: 0-13907
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 796-7300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 22, 2006, Synovis Life Technologies, Inc. (Synovis) issued a press release announcing its earnings for the three months ended January 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1. Synovis will also publish the press release, including the supplemental information contained therein, on its website at www.synovislife.com.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          (99.1) Synovis Life Technologies, Inc. News Release February 22, 2006.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: February 22, 2006                    By: /s/ Brett Reynolds
                                                --------------------------------
                                                Brett Reynolds
                                                Vice-President of Finance, Chief
                                                Financial Officer and Corporate
                                                Secretary
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                                  EXHIBIT INDEX

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
EXHIBIT             DESCRIPTION                                 METHOD OF FILING
NO.
-------    --------------------------------------------------   ----------------
(99.1)     Synovis Life Technologies, Inc. News Release dated   Filed herewith electronically.
           February 22, 2006

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